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Exhibit 10.24

FOURTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

        This Fourth Amendment to Loan and Security Agreement is entered into as of December 24, 2002 (the "Amendment"), by and between COMERICA BANK-CALIFORNIA ("Bank") and SEEBEYOND TECHNOLOGY CORPORATION ("Borrower").

RECITALS

        Borrower and Bank are parties to that certain Loan and Security Agreement dated as of December 4, 2000, as amended by that certain Amendment to Loan and Security Agreement dated as of June 10, 2001, that certain Second Amendment to Loan and Security Agreement dated as of October 31, 2001, and that certain Third Amendment to Loan and Security Agreement dated as of August 7, 2002, as amended from time to time (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

        NOW, THEREFORE, the parties agree as follows:

          1.    The following defined terms in Section 1.1 of the Agreement hereby are added or amended to read as follows:

            "Credit Extension" means each Advance, Equipment Advance, Facility B Equipment Advance, Letter of Credit, or any other extension of credit by Bank for the benefit of Borrower hereunder.

            "Facility B Equipment Advance" has the meaning set forth in Section 2.1.4.

            "Facility B Equipment Line" means a credit extension of five Million Dollars ($5,000,000).

            "Facility B Equipment Maturity Date" means the earlier of (i) twenty four (24) months from the date of this Amendment or (ii) December 31, 2004.

            "Facility B LIBOR Rate Equipment Advance" means any Facility B Equipment Advances or any portion thereof, on which interest is payable based on the LIBOR Rate in accordance with the terms hereof.

            "Facility B Prime Rate Equipment Advance" means any Facility B Equipment Advances or any portion thereof, on which interest is payable based on the Prime Rate in accordance with the terms hereof.

            "LIBOR Rate Extensions" means any LIBOR Rate Advances, LIBOR Rate Equipment Advances or Facility B LIBOR Rate Equipment Advances, as applicable, or any portion thereof bearing interest at a rate based on the LIBOR Rate.

            "Prime Rate Extensions" means any Prime Rate Advances, Prime Rate Equipment Advances or Facility B Prime Rate Equipment Advances, or any portion thereof bearing interest at a rate based on the Prime Rate.

          2.    Section 2.1.4 hereby is added to the Agreement as follows:

            "2.1.4 Facility B Equipment Advances.

              (a)  Subject to and upon the terms and conditions of this Agreement, on the date of this Amendment, Bank agrees to make an Facility B Equipment Advance to Borrower in the aggregate outstanding amount of the Facility B Equipment Line. The Facility B Equipment Advance shall not exceed one hundred percent (100%) of the invoice amount of software and corporate purposes approved by Bank (which Borrower shall, in any case, have purchased within 90 days of the date of the Facility B Equipment Advance), including taxes, shipping, warranty charges, freight discounts and installation expense.

              (b)  The Facility B Equipment Advance shall be payable in twenty four (24) equal monthly installments of principal, plus all accrued interest, beginning on the last day of the first month after the date of the Facility B Equipment Advance, and continuing on the same day of each month thereafter through the Facility B Equipment Maturity Date, at which time all amounts due under this Section 2.1.4 shall be immediately due and payable. Facility B Equipment Advances, once repaid, may not be reborrowed. Borrower may prepay any Facility B Equipment Advances without penalty or premium.

              (c)  When Borrower desires the Facility B Equipment Advance, Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. California time, on the Business Day that the Facility B Prime Rate Equipment Advance is to be made, and 3:00 p.m. California time on the Business Day that is three (3) Business Days prior to the Business day on which the Facility B LIBOR Rate Equipment Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit B-1 hereto, signed by a Responsible Officer or a designee thereof.

        Each such notice shall specify:

                (i)    the date such Facility B Equipment Advance is to be made, which shall be a Business Day;

                (ii)  the amount of such Facility B Equipment Advance;

                (iii)  whether such Facility B Equipment Advance is to be a Facility B Prime Rate Equipment Advance or a Facility B LIBOR Rate Equipment Advance; and

                (iv)  if the Facility B Equipment Advance is to be a Facility B LIBOR Rate Equipment Advance, the Interest Period for such Facility B Equipment Advance.

              Each written request for an Facility B Equipment Advance, and each confirmation of a telephone request for such an Facility B Advance, shall be in substantially the form of Exhibit B-1 hereto executed by Borrower.

              (d)  Facility B Prime Rate Equipment Advances.    The outstanding principal balance of each Facility B Prime Rate Equipment Advance shall bear interest until principal is due (computed daily on the basis of a 360 day year and actual days elapsed), at a floating rate per annum equal to three quarters of one percent (0.75%) above the Prime Rate.

              (e)  Facility B LIBOR Rate Equipment Advances.    Each Facility B LIBOR Rate Equipment Advance shall be in an amount of not less than One Million Dollars ($1,000,000). The outstanding principal balance of each Facility B LIBOR Rate Equipment Advance shall bear interest until principal is due (computed daily on the basis of a 360 day year and actual days elapsed) at a rate per annum equal to the LIBOR Rate plus 300 basis points for such Facility B LIBOR Rate Equipment Advance.

          3.    Section 2.2(a) of the Agreement hereby is amended in its entirety to read as follows:

            "(a) Interest Rates.    Except as set forth in Section 2.2(b), the Advances, the Equipment Advances and the Facility B Equipment Advances shall bear interest, on the outstanding daily balance thereof, at the rate specified in Sections 2.1.1, 2.1.2 and 2.1.4 hereof, respectively."

          4.    Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

          5.    Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

          6.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

          7.    As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

            (a)  this Amendment, duly executed by Borrower;

            (b)  a certificate of the Secretary of the Borrower, or a unanimous consent of Borrower's Board of Directors, with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement;

            (c)  an Amendment fee of Twenty Five Thousand Dollars ($25,000);

            (d)  an amount equal to all Bank Expenses incurred to date;

            (e)  an Affirmation of Security Agreement and Guaranty, executed by each of Borrower's subsidiaries, in substantially the forms attached hereto;

            (f)    a certificate of the Secretary (or similar officer) of each of Borrower's subsidiaries with respect to incumbency and resolutions authorizing the execution and delivery of the Affirmation of Security Agreement and Guaranty, in substantially the forms attached hereto; and

            (g)  such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

SEEBEYOND TECHNOLOGY CORPORATION
By:	/s/ Barry J Plaga BARRY J PLAGA
Title:	SVP OF FINANCE AND CFO
COMERICA BANK CALIFORNIA
By:	/s/ Bonnie Kehe
Title:	SVP & Mgr.

SUPPLEMENTAL SCHEDULE OF EXCEPTIONS

Permitted Indebtedness (Section1.1)

        None.

Permitted Investments (Section 1.1)

1)	Morgan Stanley Dean Witter Accounts (Investment Grade Commercial Paper) Comerica Bank	$50 million (U.S.)
2)	CIBC Oppenheimer (Investment Grade Commercial Paper)	$50 million (U.S.)
3)	UBS PaineWebber (Investment Grade Commercial Paper)	$15 million (U.S.)
4)	Comerica Bank Certificate of Deposits (to secure Letters of Credit re: leases)	$1 million (U.S.)

	Total	$116 million (U.S.)

Permitted Liens (Section 1.1)

        None.

Prior Names (Section 5.6)

  STC (Software Technologies Corporation)
  STD

Litigation (Section 5.8)

(Note: STC and SeeBeyond are used interchangeably herein)

  1a)
  In Re: SeeBeyond Technologies Corporation Securities Litigation

          The company was recently served with a number of class action filed in the United States District Court sitting in Los Angeles. The cases have now been consolidated in Federal Court in Los Angeles. Plaintiffs purport to represent a class of shareholders who purchased SeeBeyond shares as a result of a second stock offering. In light of the fact that these complaints have just been consolidated it is too early to evaluate these matters. SeeBeyond has tendered these matters to its Directors and Officers insurance carrier.

  1b)
  Wardlow versus SeeBeyond

          This derivative shareholder action was recently filed in the State Court in Los Angeles. As with the case above it is too early to evaluate.

CORPORATE RESOLUTIONS TO BORROW

Borrower: SEEBEYOND TECHNOLOGY CORPORATION

        I, the undersigned Secretary or Assistant Secretary of SEEBEYOND TECHNOLOGY CORPORATION (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

        I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate of Incorporation, and the Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

        I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

        BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES
James T. Demetriades	President/CEO	/s/ James T. Demetriades
Barry J. Plaga	CFO	/s/ Barry J. Plaga
Rasmus van der Colff	VP FINANCE	/s/ Rasmus van der Colff

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

        Borrow Money.    To borrow from time to time from Comerica Bank-California ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Loan and Security Agreement dated as of December 4, 2000, as amended by that certain Amendment to Loan and Security Agreement dated as of June 10, 2001, that certain Second Amendment to Loan and Security Agreement dated as of October 31, 2001, that certain Third Amendment to Loan and Security Agreement dated as of August 7, 2002, and that certain Fourth Amendment to Loan and Security Agreement dated as of December            , 2002 (the "Loan Agreement").

        Execute Loan Documents.    To execute and deliver to Bank the Loan Agreement and any other agreement entered into between Borrower and Bank in connection with the Loan Agreement, all as amended or extended from time to time (collectively, with the Loan Agreement, the "Loan Documents"), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Loan Documents, or any portion thereof.

        Grant Security.    To grant a security interest to Bank in the Collateral described in the Loan Documents, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Documents.

        Negotiate Items.    To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

        Letters of Credit.    To execute letters of credit applications and other related documents pertaining to Bank's issuance of letters of credit.

        Further Acts.    In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

        BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

        I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

        IN WITNESS WHEREOF, I have hereunto set my hand on December            , 2002 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:
X	/s/ Barry J Plaga BARRY J PLAGA SVP OF FINANCE AND CFO

AFFIRMATION OF SECURITY AGREEMENT AND GUARANTY

        SEEBEYOND (DEUTSCHLAND) GMBH ("Guarantor"), grantor under that certain Third Party Security Agreement (the "Security Agreement") and guarantor under that certain Unconditional Guaranty (the "Guaranty"), both dated as of December 4, 2000, hereby consents to the execution, delivery and performance by Borrower of the Fourth Amendment to Loan and Security Agreement dated as of December    , 2002, and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Agreement.

        The Security Agreement and the Guaranty shall remain in full force and effect with respect to all of Borrower's Obligations (as defined in the Loan Agreement) as modified by the Amendment and otherwise. Guarantor confirms that Guarantor has no defenses against its obligations under the Guaranty, and that the security interest granted pursuant to the Security Agreement remains a first in priority perfected security interest.

        Guarantor represents and warrants that the representations and warranties and covenants contained in the Guaranty and the Security Agreement are true and correct as of the date of this Affirmation. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty or the Security Agreement, as appropriate.

        IN WITNESS WHEREOF, the undersigned has executed this Affirmation of Security Agreement and Guaranty as of December            , 2002.

SEEBEYOND (DEUTSCHLAND) GMBH
By:	/s/ Barry J Plaga BARRY J PLAGA
Title:	SVP OF FINANCE AND CFO

COMPANY RESOLUTIONS

COMPANY: SEEBEYOND (DEUTSCHLAND) GmbH

        I, the undersigned Secretary or Assistant Secretary of SEEBEYOND (Deutschland) GmbH (the "Company"), HEREBY CERTIFY that the Company is organized and existing under and by virtue of the laws of the country of Germany.

        I FURTHER CERTIFY that attached hereto as Attachment is a true and complete copy of the organizational documents of the Company, which is in full force and effect on the date hereof.

        I FURTHER CERTIFY that a meeting of the Directors of the Company (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

        BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Company, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES
Barry J. Plaga	CFO	/s/ Barry J. Plaga
Rasmus van der Colff	VP Finance	/s/ Rasmus van der Colff
James T. Demetriades	PRESIDENT/CEO	/s/ James T. Demetriades

acting for and on behalf of this Company and as its act and deed be, and they hereby are, authorized and empowered:

        Guaranty Indebtedness; Grant Security.    To guaranty amounts borrowed from time to time from Comercia Bank-California ("Bank") by SeeBeyond Technology Corporation ("Borrower") including without limitation pursuant to that certain Loan and Security Agreement between Borrower and Bank dated as of December 4, 2000, as amended from time to time, including but not limited to that certain Fourth Amendment to Loan and Security Agreement dated as of December    , 2002. To grant a security interest to Bank in the Collateral described in the Third Party Security Agreement by and between the Company and Bank (the "Security Agreement"), which security interest shall secure all of the Company's obligations, as described in that certain Unconditional Guaranty by the Company dated as of December 4, 2000 (the "Guaranty").

        Execute Affirmation of Security Agreement and Guaranty.    To execute the Affirmation of Security Agreement and Guaranty dated as of December    , 2002, and any other agreement entered into between Company and Bank in connection therewith, all as amended or extended from time to time (collectively, the "Secured Guaranty Documents"), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Secured Guaranty Documents, or any portion thereof.

        Further Acts.    In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

        BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Company's agreements or commitments in effect at the time notice is given.

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        I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Company; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

        IN WITNESS WHEREOF, I have hereunto set my hand on December    , 2002 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:
X	/s/ Barry J Plaga BARRY J PLAGA SVP OF FINANCE AND CFO

Attachment—Organizational Documents

2

AFFIRMATION OF SECURITY AGREEMENT AND GUARANTY

        SEEBEYOND JAPAN K.K. ("Guarantor"), grantor under that certain Third Party Security Agreement (the "Security Agreement") and guarantor under that certain Unconditional Guaranty (the "Guaranty"), both dated as of December 4, 2000, hereby consents to the execution, delivery and performance by Borrower of the Fourth Amendment to Loan and Security Agreement dated as of December     , 2002, and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Agreement.

        The Security Agreement and the Guaranty shall remain in full force and effect with respect to all of Borrower's Obligations (as defined in the Loan Agreement) as modified by the Amendment and otherwise. Guarantor confirms that Guarantor has no defenses against its obligations under the Guaranty, and that the security interest granted pursuant to the Security Agreement remains a first in priority perfected security interest.

        Guarantor represents and warrants that the representations and warranties and covenants contained in the Guaranty and the Security Agreement are true and correct as of the date of this Affirmation. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty or the Security Agreement, as appropriate.

        IN WITNESS WHEREOF, the undersigned has executed this Affirmation of Security Agreement and Guaranty as of December    , 2002.

SEEBEYOND JAPAN K.K.
By:	/s/ Barry J Plaga BARRY J PLAGA
Title:	SVP OF FINANCE AND CFO

COMPANY RESOLUTIONS

COMPANY: SEEBEYOND JAPAN K.K.

        I, the undersigned Secretary or Assistant Secretary of SEEBEYOND Japan K.K.(the "Company"), HEREBY CERTIFY that the Company is organized and existing under and by virtue of the laws of the country of Japan.

        I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Articles of Incorporation and Bylaws of the Company, each of which is in full force and effect on the date hereof.

        I FURTHER CERTIFY that a meeting of the Directors of the Company (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

        BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Company, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES
James T. Demetriades	President/CEO	/s/ James T. Demetriades
Barry J. Plaga	CFO	/s/ Barry J. Plaga
Rasmus van der Colff	VP FINANCE	/s/ Rasmus van der Colff

acting for and on behalf of this Company and as its act and deed be, and they hereby are, authorized and empowered:

        Guaranty Indebtedness; Grant Security.    To guaranty amounts borrowed from time to time from Comerica Bank-California ("Bank") by SeeBeyond Technology Corporation ("Borrower") including without limitation pursuant to that certain Loan and Security Agreement between Borrower and Bank dated as of December 4, 2000, as amended from time to time, including by that certain Foruth Amendment to Loan and Security Agreement dated as of December    , 2002. To grant a security interest to Bank in the Collateral described in the Third Party Security Agreement by and between the Company and Bank (the "Security Agreement"), which security interest shall secure all of the Company's obligations, as described in that certain Unconditional Guaranty by the Company dated as of December 4, 2000 (the "Guaranty").

        Execute Affirmation of Security Agreement and Guaranty.    To execute the Affirmation of Security Agreement and Guaranty dated as of December    , 2002, and any other agreement entered into between Company and Bank in connection therewith, all as amended or extended from time to time (collectively, the "Secured Guaranty Documents"), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Secured Guaranty Documents, or any portion thereof.

        Further Acts.    In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

        BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written

1

notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Company's agreements or commitments in effect at the time notice is given.

        I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Company; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

        IN WITNESS WHEREOF, I have hereunto set my hand on December    , 2002 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:
X	/s/ Barry J Plaga BARRY J PLAGA SVP OF FINANCE AND CFO

Attachment 1—Articles of Incorporation

Attachment 2—Bylaws

2

AFFIRMATION OF SECURITY AGREEMENT AND GUARANTY

        SEEBEYOND FRANCE, SARL ("Guarantor"), grantor under that certain Third Party Security Agreement (the "Security Agreement") and guarantor under that certain Unconditional Guaranty (the "Guaranty"), both dated as of December 4, 2000, hereby consents to the execution, delivery and performance by Borrower of the Fourth Amendment to Loan and Security Agreement dated as of December    , 2002, and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Agreement.

        The Security Agreement and the Guaranty shall remain in full force and effect with respect to all of Borrower's Obligations (as defined in the Loan Agreement) as modified by the Amendment and otherwise. Guarantor confirms that Guarantor has no defenses against its obligations under the Guaranty, and that the security interest granted pursuant to the Security Agreement remains a first in priority perfected security interest.

        Guarantor represents and warrants that the representations and warranties and covenants contained in the Guaranty and the Security Agreement are true and correct as of the date of this Affirmation. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty or the Security Agreement, as appropriate.

        IN WITNESS WHEREOF, the undersigned has executed this Affirmation of Security Agreement and Guaranty as of December    , 2002.

SEEBEYOND FRANCE, SARL (share capital FRF 50,000)
By:	/s/ Barry J Plaga BARRY J PLAGA
Title:	SVP OF FINANCE AND CFO

COMPANY RESOLUTIONS

COMPANY: SEEBEYOND FRANCE, SARL

        I, the undersigned Secretary or Assistant Secretary of SEEBEYOND FRANCE, SARL (the "Company"), HEREBY CERTIFY that the Company is organized and existing under and by virtue of the laws of the country of France.

        I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Deed of Incorporation and Bylaws of the Company, each of which is in full force and effect on the date hereof.

        I FURTHER CERTIFY that a meeting of the Directors of the Company (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

        BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Company, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES
James T. Demetriades	President/CEO	/s/ James T. Demetriades
Barry J. Plaga	CFO	/s/ Barry J. Plaga
Rasmus van der Colff	VP FINANCE	/s/ Rasmus van der Colff

acting for and on behalf of this Company and as its act and deed be, and they hereby are, authorized and empowered:

        Guaranty Indebtedness; Grant Security.    To guaranty amounts borrowed from time to time from Comerica Bank-California ("Bank") by SeeBeyond Technology Corporation ("Borrower") including without limitation pursuant to that certain Loan and Security Agreement between Borrower and Bank dated as of December 4, 2000, as amended from time to time, including by that certain Fourth Amendment to Loan and Security Agreement dated as of December    , 2002. To grant a security interest to Bank in the Collateral described in the Third Party Security Agreement by and between the Company and Bank (the "Security Agreement"), which security interest shall secure all of the Company's obligations, as described in that certain Unconditional Guaranty by the Company dated as of December 4, 2000 (the "Guaranty").

        Execute Affirmation of Security Agreement and Guaranty.    To execute the Affirmation of Security Agreement and Guaranty dated as of December    , 2002, and any other agreement entered into between Company and Bank in connection therewith, all as amended or extended from time to time (collectively, the "Secured Guaranty Documents"), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Secured Guaranty Documents, or any portion thereof.

        Further Acts.    In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

        BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written

1

notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Company's agreements or commitments in effect at the time notice is given.

        I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Company; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

        IN WITNESS WHEREOF, I have hereunto set my hand on December    , 2002 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:
X	/s/ Barry J Plaga BARRY J PLAGA SVP OF FINANCE AND CFO

Attachment 1—Deed of Incorporation

Attachment 2—Bylaws

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AFFIRMATION OF SECURITY AGREEMENT AND GUARANTY

        SEEBEYOND—BENELUX ("Guarantor"), grantor under that certain Third Party Security Agreement (the "Security Agreement") and guarantor under that certain Unconditional Guaranty (the "Guaranty"), both dated as of December 4, 2000, hereby consents to the execution, delivery and performance by Borrower of the Fourth Amendment to Loan and Security Agreement dated as of December    , 2002, and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Agreement.

        The Security Agreement and the Guaranty shall remain in full force and effect with respect to all of Borrower's Obligations (as defined in the Loan Agreement) as modified by the Amendment and otherwise. Guarantor confirms that Guarantor has no defenses against its obligations under the Guaranty, and that the security interest granted pursuant to the Security Agreement remains a first in priority perfected security interest.

        Guarantor represents and warrants that the representations and warranties and covenants contained in the Guaranty and the Security Agreement are true and correct as of the date of this Affirmation. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty or the Security Agreement, as appropriate.

        IN WITNESS WHEREOF, the undersigned has executed this Affirmation of Security Agreement and Guaranty as of December    , 2002.

SEEBEYOND — BENELUX
By:	/s/ Barry J Plaga BARRY J PLAGA
Title:	SVP OF FINANCE AND CFO

LIMITED LIABILITY COMPANY RESOLUTION

Company:	SEEBEYOND-BENELUX,
a Belgian limited liability company

        WE THE UNDERSIGNED, hereby certify that SEEBEYOND-Benelux, a Belgian limited liability company ("Company"), is duly organized, existing and in good standing as a member-managed

X	manager-managed

limited liability company under and by virtue of the laws of the country of Belgium, and that we are all of Company's members

X	managers

and that Company's name shown above is the complete and correct name of Company.

        WE FURTHER CERTIFY that at a meeting of Company (or by other duly authorized company action in lieu of a meeting), duly called and held, at which all of the undersigned were present and voting, the following resolutions were adopted:

        BE IT RESOLVED, that any one (1) of the undersigned, acting for and on behalf of Company and as its act and deed be, and he or she hereby is, authorized and empowered in the name of Company:

        Guaranty Indebtedness; Grant Security.    To guaranty amounts borrowed from time to time from Comerica Bank-California ("Bank") by SeeBeyond Technology Corporation ("Borrower") pursuant to that certain Loan and Security Agreement between Borrower and Bank dated as of December 4, 2000, as amended from time to time, including by that certain Fourth Amendment to Loan and Security Agreement dated as of December    , 2002. To grant a security interest to Bank in the Collateral described in the Third Party Security Agreement by and between the Company and Bank (the "Security Agreement"), which security interest shall secure all of the Company's obligations, as described in that certain Unconditional Guaranty by the Company dated as of December 4, 2000 (the "Guaranty").

        Execute Affirmation of Security Agreement and Guaranty.    To execute the Affirmation of Security Agreement and Guaranty dated as of December    , 2002, and any other agreement entered into between Company and Bank in connection therewith, all as amended or extended from time to time (collectively, the "Secured Guaranty Documents"), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Secured Guaranty Documents, or any portion thereof.

        Further Acts.    To do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

        BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these resolutions shall remain in full force and effect and Bank may rely on these resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of Company's agreements or commitments in effect at the time notice is given.

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        WE FURTHER CERTIFY that the undersigned are duly elected, appointed, or employed by or for Company, as the case may be, and occupy the positions set opposite their names; that the foregoing resolutions now stand of record on the books of Company, and that the resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

        I FURTHER CERTIFY that the Deed and Articles of Organization of the Company attached hereto as Exhibit A are true and correct, that the Deed and Articles of Organization are in full force and effect as of the date hereof, and that no provision of the Deed and Articles of Organization restricts the Company from entering into, or performing its obligations under, the Pledge.

We each have read all the provisions of this Limited Liability Company Resolution, and we each jointly and severally and on behalf of Company certify and agree to its terms. This certificate is dated December    , 2002.

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/s/ Barry J Plaga BARRY J PLAGA SVP OF FINANCE AND CFO

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AFFIRMATION OF SECURITY AGREEMENT AND GUARANTY

        SEEBEYOND AUSTRALIA PTY LTD. ("Guarantor"), grantor under that certain Third Party Security Agreement (the "Security Agreement") and guarantor under that certain Unconditional Guaranty (the "Guaranty"), both dated as of December 4, 2000, hereby consents to the execution, delivery and performance by Borrower of the Fourth Amendment to Loan and Security Agreement dated as of December    , 2002, and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Agreement.

        The Security Agreement and the Guaranty shall remain in full force and effect with respect to all of Borrower's Obligations (as defined in the Loan Agreement) as modified by the Amendment and otherwise. Guarantor confirms that Guarantor has no defenses against its obligations under the Guaranty, and that the security interest granted pursuant to the Security Agreement remains a first in priority perfected security interest.

        Guarantor represents and warrants that the representations and warranties and covenants contained in the Guaranty and the Security Agreement are true and correct as of the date of this Affirmation. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty or the Security Agreement, as appropriate.

        IN WITNESS WHEREOF, the undersigned has executed this Affirmation of Security Agreement and Guaranty as of December    , 2002.

SEEBEYOND AUSTRALIA PTY LTD.
By:	/s/ Barry J Plaga BARRY J PLAGA
Title:	SVP OF FINANCE AND CFO

COMPANY RESOLUTIONS

COMPANY: SOFTWARE TECHNOLOGIES CORPORATION AUSTRALIA PTY LTD

        I, the undersigned Secretary or Assistant Secretary of Software Technologies Corporation Australia Pty Ltd (the "Company"), HEREBY CERTIFY that the Company is organized and existing under and by virtue of the laws of the country of Australia.

        I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Memorandum and Articles of Association of the Company, each of which is in full force and effect on the date hereof.

        I FURTHER CERTIFY that a meeting of the Directors of the Company (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

        BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Company, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES
James T. Demetriades	President/CEO	/s/ James T. Demetriades
Barry J. Plaga	CFO	/s/ Barry J. Plaga
Rasmus van der Colff	VP FINANCE	/s/ Rasmus van der Colff

acting for and on behalf of this Company and as its act and deed be, and they hereby are, authorized and empowered:

        Guaranty Indebtedness; Grant Security.    To guaranty amounts borrowed from time to time from Comerica Bank-California ("Bank") by SeeBeyond Technology Corporation ("Borrower") including without limitation pursuant to that certain Loan and Security Agreement between Borrower and Bank dated as of December 4, 2000, as amended from time to time, including by that certain Fourth Amendment to Loan and Security Agreement dated as of December    , 2002. To grant a security interest to Bank in the Collateral described in the Third Party Security Agreement by and between the Company and Bank (the "Security Agreement"), which security interest shall secure all of the Company's obligations, as described in that certain Unconditional Guaranty by the Company dated as of December 4, 2000 (the "Guaranty").

        Execute Affirmation of Security Agreement and Guaranty.    To execute the Affirmation of Security Agreement and Guaranty dated as of October 31, 2001, and any other agreement entered into between Company and Bank in connection therewith, all as amended or extended from time to time (collectively, the "Secured Guaranty Documents"), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Secured Guaranty Documents, or any portion thereof.

        Further Acts.    In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

        BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written

1

notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Company's agreements or commitments in effect at the time notice is given.

        I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Company; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

        IN WITNESS WHEREOF, I have hereunto set my hand on December    , 2002 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:
X	/s/ Barry J Plaga BARRY J PLAGA SVP OF FINANCE AND CFO

Attachment 1—Memorandum and Articles of Association

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AFFIRMATION OF SECURITY AGREEMENT AND GUARANTY

        SEEBEYOND (UK) LIMITED ("Guarantor"), grantor under that certain Third Party Security Agreement (the "Security Agreement") and guarantor under that certain Unconditional Guaranty (the "Guaranty"), both dated as of December 4, 2000, hereby consents to the execution, delivery and performance by Borrower of the Fourth Amendment to Loan and Security Agreement dated as of December    , 2002, and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Agreement.

        The Security Agreement and the Guaranty shall remain in full force and effect with respect to all of Borrower's Obligations (as defined in the Loan Agreement) as modified by the Amendment and otherwise. Guarantor confirms that Guarantor has no defenses against its obligations under the Guaranty, and that the security interest granted pursuant to the Security Agreement remains a first in priority perfected security interest.

        Guarantor represents and warrants that the representations and warranties and covenants contained in the Guaranty and the Security Agreement are true and correct as of the date of this Affirmation. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty or the Security Agreement, as appropriate.

        IN WITNESS WHEREOF, the undersigned has executed this Affirmation of Security Agreement and Guaranty as of December    , 2002.

SEEBEYOND (UK) LIMITED
By:	/s/ Barry J Plaga BARRY J PLAGA
Title:	SVP OF FINANCE AND CFO

COMPANY RESOLUTIONS

COMPANY: SEEBEYOND (UK) LIMITED

        I, the undersigned Secretary or Assistant Secretary of SEEBEYOND (UK) Limited (the "Company"), HEREBY CERTIFY that the Company is organized and existing under and by virtue of the laws of the country of the United Kingdom.

        I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Memorandum and Articles of Association of the Company, each of which is in full force and effect on the date hereof.

        I FURTHER CERTIFY that a meeting of the Directors of the Company (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

        BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Company, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES
James T. Demetriades	President/CEO	/s/ James T. Demetriades
Barry J. Plaga	CFO	/s/ Barry J. Plaga
Rasmus Van Der Colff	VP FINANCE	/s/ Rasmus Van Der Colff

acting for and on behalf of this Company and as its act and deed be, and they hereby are, authorized and empowered:

        Guaranty Indebtedness; Grant Security.    To guaranty amounts borrowed from time to time from Comerica Bank-California ("Bank") by SeeBeyond Technology Corporation ("Borrower") including without limitation pursuant to that certain Loan and Security Agreement between Borrower and Bank dated as of December 4, 2000, as amended from time to time, including by that certain Fourth Amendment to Loan and Security Agreement dated as of December    , 2002. To grant a security interest to Bank in the Collateral described in the Third Party Security Agreement by and between the Company and Bank (the "Security Agreement"), which security interest shall secure all of the Company's obligations, as described in that certain Unconditional Guaranty by the Company dated as of December 4, 2000 (the "Guaranty").

        Execute Affirmation of Security Agreement and Guaranty.    To execute the Affirmation of Security Agreement and Guaranty dated as of October 31, 2001, and any other agreement entered into between Company and Bank in connection therewith, all as amended or extended from time to time (collectively, the "Secured Guaranty Documents"), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Secured Guaranty Documents, or any portion thereof.

        Further Acts.    In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

        BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written

1

notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Company's agreements or commitments in effect at the time notice is given.

        I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Company; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

        IN WITNESS WHEREOF, I have hereunto set my hand on December    , 2002 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:
X	/s/ Barry J Plaga BARRY J PLAGA SVP OF FINANCE AND CFO

Attachment 1—Memorandum and Articles of Association

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